                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                           Titan International, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                  [TITAN LOGO]
                           Titan International, Inc.
                               2701 Spruce Street
                             Quincy, Illinois 62301

                           -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 20, 1999

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Titan International, Inc., an Illinois corporation ("Titan" or the "Company"), will be held at the Wyndham Garden, 8600 Merriman Road, Romulus, MI 48174 on Thursday, May 20, 1999, at 11:00 a.m. Eastern Standard time, to consider and act upon the following matters:

     - To elect three Directors to serve for three-year terms and until their successors are elected and qualified;

     - To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for 1999; and

     - To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only stockholders whose names appear of record at the Company's close of business on March 29, 1999 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED PRE-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. STOCKHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                                             By Order of the Board of Directors,

                                                                 CHERI T. HOLLEY
                                                                       Secretary

Quincy, Illinois
April 7, 1999

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TITAN INTERNATIONAL, INC.

                                  MAY 20, 1999

     This Proxy Statement is being furnished to the stockholders of Titan International, Inc. ("Titan" or the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the annual meeting of stockholders (the "Annual Meeting") to be held on May 20, 1999 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting. This Proxy Statement and accompanying form of proxy will be first mailed to stockholders on or about April 7, 1999.

                                     VOTING

     Holders of shares of common stock (the "Common Stock") of the Company at its close of business on March 29, 1999 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 20,877,797 shares of Common Stock were outstanding. Holders of Common Stock (the "Common Stockholders") are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting.

     A majority of the votes of Common Stockholders cast at the Annual Meeting is required for the election of each Director. Ratification of the selection of independent auditors require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Abstentions are counted in the number of shares present in person or represented by proxy for purposes of determining whether a proposal has been approved, and so are equivalent to votes against a proposal, whereas broker non-voted are not counted for such purposes.

     Common Stockholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

     All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR Proposal numbers one and two and such other business as may properly come before the Annual Meeting. The Board of Directors of the Company does not know of any matters other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement, that will come before the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Common Stockholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a duly executed revocation or proxy bearing a later date or by voting in person at the meeting. Attendance at the Annual Meeting will not of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to:
Cheri T. Holley, Secretary of Titan International, Inc., 2701 Spruce Street, Quincy, Illinois 62301.

                 X PROPOSAL NUMBER 1  -- ELECTION OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE BOARD OF DIRECTORS' SLATE OF NOMINEES STANDING FOR ELECTION.

     The Company's Bylaws provide for three classes of directors of approximately equal numbers designated as Class I, Class II and Class III. Each Director is elected for a three-year term and the term of each Class expires in a different year. The nominees for election to the Board of Directors as Class II Directors for a three-year term expiring at the 2002 Annual Meeting are:
Richard M. Cashin, Jr., Albert J. Febbo, and Mitchell I. Quain. Messrs. Cashin and Febbo are current Directors of the Company, and Mr. Quain is standing for election for the first time. Each of the nominees has consented to serve as a director if elected.

     In the unexpected event that any of the nominees for director should before the Annual Meeting become unable to serve, if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors. The following is a brief description of the business experience of each nominee for at least the past five years.

     RICHARD M. CASHIN, JR. -- Mr. Cashin is the President of Citicorp Venture Capital, Ltd., where he has been employed since 1980. Mr. Cashin is also a director of Cable Systems International, Delco Remy America, Euramax International plc, Fairchild Semiconductor, Freedom Forge, Gerber Childrenswear, Lifestyle Furnishings, Hoover, JAC Holdings, MSX International and Thermal Engineering. Mr. Cashin, who is 45 years old, became a director in 1994.

     ALBERT J. FEBBO -- Mr. Febbo is the Vice President of Corporate Marketing for General Electric Corporation where he has held executive positions since 1987. Mr. Febbo, who is 59 years old, became a director in 1993.

     MITCHELL I. QUAIN -- Mr. Quain is Chairman of the Industrial Manufacturing Group at ING Barings, LLC where he has been employed since 1997. Prior to that time, Mr. Quain spent 22 years at Schroder & Co., Inc. Mr. Quain is also a director of Allied Products Corporation, Mechanical Dynamics, and Strategic Distribution, as well as a number of private companies. He is also Chairman of the Board of Overseers of the University of Pennsylvania's School of Engineering and Applied Sciences and serves on the University's Board of Trustees. Mr. Quain, who is 47 years old, is standing for election as a director for the first time.

                         DIRECTORS CONTINUING IN OFFICE

     DIRECTORS WHO ARE CONTINUING IN OFFICE AS CLASS III DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2000 ARE LISTED BELOW.

     ERWIN H. BILLIG -- Mr. Billig has been Vice Chairman of MascoTech, Inc. since 1992 and served as the President and Chief Operating Officer of MascoTech, Inc. from 1986 to 1992. Mr. Billig, who is 72 years old, is Chairman of the Board of Titan, and he became a director in 1992. Mr. Billig is also a director of O.E.A. Inc., and Delco Remy International.

     ANTHONY L. SOAVE -- Mr. Soave is the current owner and Chief Executive Officer of Soave Enterprises LLC and the former President and Chief Executive Officer of Detroit-based City Management Corporation, from 1974 to 1998, which he founded. Mr. Soave, who is 59 years old, became a director in 1994.

     DIRECTORS WHO ARE CONTINUING IN OFFICE AS CLASS I DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2001 ARE LISTED BELOW.

     EDWARD J. CAMPBELL -- Mr. Campbell, now retired, was employed for 27 years by Tenneco. He spent 13 of those years as President of Newport News Shipbuilding Company and 14 years at Case Corporation, three of those (1992-94) as President. Mr. Campbell is currently a director of Global Marine, Inc. and Zurn Industries. Mr. Campbell, who is 71 years old, became a director in 1995.

     MAURICE M. TAYLOR, JR. -- Mr. Taylor has been President and Chief Executive Officer and Director of Titan International, Inc. since 1990, when Titan was acquired in a management-led buyout by investors, including Mr. Taylor. Prior thereto, Mr. Taylor, who is 54 years old, had a significant role in the development of the Company.

COMPENSATION OF DIRECTORS

     The Company pays its non-employee directors a fee of $500 for each Board of Directors ("Board") or committee meeting attended. Titan also reimburses out-of-pocket expenses related to the directors' attendance at such meetings. In addition, in March 1994 the Board adopted the 1994 Non-Employee Director Stock Option Plan to provide for grants of stock options as a means of attracting and retaining highly qualified, independent directors for the Company. Under the Plan, each non-employee director of the Company receives a non-discretionary grant of a stock option for 9,000 shares of Common Stock at the conclusion of each annual meeting of shareholders at which such director was elected, re-elected or continuing in office. Options granted under the Plan totaled 45,000 during 1998. The options granted in 1998 are exercisable at a price of $18.00 per share and expire 10 years from the date of grant. Such options vest and become exercisable immediately. In addition, Titan pays Mr. Billig, the Chairman of the Board, an annual fee of $100,000 to carry out his responsibilities which include significant operational matters, as well as corporate development matters. The Company does not have any other consulting contracts or arrangements with any of its directors.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors, which met three times in 1998, has established the following committees of the Board: (i) Audit and Oversight Committee (consisting of Messrs. Campbell, Cashin, Febbo and Soave), (ii) Compensation Committee (consisting of Messrs. Billig, Campbell, Cashin, Febbo and Soave), (iii) Executive Committee (consisting of Messrs. Billig, Cashin, Soave and Taylor). The Company does not have a standing nominating committee. The Board of Directors selects nominees for election as directors. All Directors, except Mr. Cashin, attended 75% or more of the aggregate number of meetings of the Board and applicable committees.

     The Audit and Oversight Committee, which met three times in 1998, recommends to the Board of Directors independent auditors to perform audit and non-audit services, reviews the scope and results of such services, consults with the internal audit staff, reviews with management and the independent auditors any recommendations of the auditors regarding changes and improvements in the Company's accounting procedures and controls and management's response thereto, and reports to the Board after each Audit and Oversight Committee meeting.

     The Compensation Committee, which met once in 1998, reviews and recommends to the Board of Directors the salaries and all other forms of compensation of the Company's officers.

                  X PROPOSAL NUMBER 2 -- SELECTION OF AUDITORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ITS SELECTION OF INDEPENDENT AUDITORS, PRICEWATERHOUSECOOPERS LLP, TO AUDIT THE CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY AND ITS SUBSIDIARIES FOR 1999.

     PricewaterhouseCoopers LLP has served the Company as independent auditors during the year ended December 31, 1998 and have been selected by the Board of Directors to serve as auditors for the present year. If stockholders fail to ratify the Board's selection of PricewaterhouseCoopers LLP, the Board will consider this fact when selecting auditors for the 2000 audit year. PricewaterhouseCoopers LLP has served since 1983 as the Company's independent auditors.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she should desire, and will be available to respond to appropriate questions which stockholders might have.

                                 OTHER BUSINESS

     The Board of Directors does not intend to present to the Annual Meeting any business other than the items stated in the "Notice of Annual Meeting of Stockholders" and does not know of any matters to be brought before the Annual Meeting other than those referred to above. If, however, any other matters properly come before the Annual Meeting requiring a stockholder vote, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation received by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers whose aggregate annual salary and bonuses exceeded $100,000 during 1998 collectively, the "named executive officers".

Summary Compensation Table

                                                                         LONG TERM
                                                                       COMPENSATION
          NAME AND PRINCIPAL                                         AWARDS SECURITIES
            POSITION AS OF                                              UNDERLYING          ALL OTHER
          DECEMBER 31, 1998             YEAR    SALARY     BONUS        OPTIONS(#)       COMPENSATION(A)
          ------------------            ----    ------     -----     -----------------   ---------------
Maurice M. Taylor, Jr. ...............  1998   $400,000   $400,000         44,450            $2,000
President and Chief                     1997    400,000    300,000         47,060             2,000
Executive Officer(b)                    1996    300,000    300,000         37,500             1,875
Michael R. Samide.....................  1998   $255,000   $255,000         14,170            $4,375
Vice President and Chief                1997    255,000    225,000         17,650             4,750
Operating Officer(c)                    1996    225,000    225,000         14,070             4,750
Cheri T. Holley.......................  1998   $150,000   $    -0-          3,820            $4,146
Vice President, Secretary               1997    137,500     34,375          4,910             2,873
and General Counsel(b)                  1996    125,000     25,000          3,130             2,850
Kent W. Hackamack.....................  1998   $150,000   $    -0-          3,820            $4,260
Vice President of Finance               1997    137,500     34,375          4,910             2,873
and Treasurer                           1996    125,000     25,000          3,130             2,344
Gary L. Carlson.......................  1998   $183,333   $    -0-          1,620            $4,104
Vice President(d)                       1997     51,715     75,000            -0-               -0-
                                        1996        -0-        -0-            -0-               -0-

-------------------------
(a) All other compensation represents 401(k) matching contribution for the named executive officers.

(b) The President and Secretary are brother and sister.

(c) Mr. Samide resigned in January 1999.

(d) Mr. Carlson's employment commenced in September 1997.

OPTIONS GRANTED IN 1998

     The following table summarizes options granted in 1998, and the value of options outstanding on December 31, 1998, for the named executive officers.

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                              NUMBER OF     PERCENT OF                                 ANNUAL RATES OF STOCK
                              SECURITIES      TOTAL                                    PRICE APPRECIATION FOR
                              UNDERLYING     OPTIONS                                       OPTION TERM(B)
                               OPTIONS      GRANTED TO    EXERCISE    EXPIRATION    ----------------------------
           NAME               GRANTED(A)    EMPLOYEES      PRICE         DATE            5%             10%
           ----               ----------    ----------    --------    ----------         --             ---
Maurice M. Taylor, Jr.....      44,450        34.6%        $18.00     Jan., 2008    $    491,865    $  1,257,139
Michael R. Samide.........      14,170        11.0%         18.00     Jan., 2008         156,799         400,757
Cheri T. Holley...........       3,820         3.0%         18.00     Jan., 2008          42,271         108,038
Kent W. Hackamack.........       3,820         3.0%         18.00     Jan., 2008          42,271         108,038
Gary L. Carlson...........       1,620         1.3%         18.00     Jan., 2008          17,926          45,817
                                ------        -----        ------     ----------    ------------    ------------
All Shares
  Outstanding(c)..........                                                          $608,312,197    $968,635,508

-------------------------
(a) Options were granted in January 1998. Forty percent of the options will become excercisable on December 31, 1999 and an additional 20% will become exercisable each year on December 31, 2000, 2001 and 2002, respectively.

(b) Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. The numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised (if the executive were to sell the shares on the date of exercise) so there is no assurance that the value realized will be at or near the potential realizable value as calculated in this table.

(c) All shares outstanding represent the increase in total Company stockholder value if the stock price and assumed rates of appreciation used in the stock option assumptions are achieved multiplied by the number of shares outstanding (20,928,655) at the end of 1998.

AGGREGATED OPTION EXERCISES IN 1998 AND YEAR-END OPTION VALUES

     The following table sets forth certain information regarding options for the purchase of Common Stock that were exercised and/or held by the named executive officers.

                            SHARES                                                            VALUE OF UNEXERCISED
                          ACQUIRED ON                        NUMBER OF UNEXERCISED           IN-THE-MONEY OPTIONS AT
                           EXERCISE         VALUE        OPTIONS AT DECEMBER 31, 1998           DECEMBER 31, 1998
         NAME                 (#)        REALIZED ($)    (#) EXERCISABLE/UNEXERCISABLE    ($) EXERCISABLE/UNEXERCISABLE
         ----             -----------    ------------    -----------------------------    -----------------------------
Maurice M. Taylor,
  Jr. ................         0             n/a                138,524/98,486                        $0/0
Michael R. Samide.....         0             n/a                 41,152/34,438                         0/0
Cheri T. Holley.......         0             n/a                   6,402/8,658                         0/0
Kent W. Hackamack.....         0             n/a                   5,778/8,502                         0/0
Gary L. Carlson.......         0             n/a                       0/1,620                         0/0

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors (the "Committee"), composed of five independent non-employee directors, administers the executive compensation program. None of such members is or has been an officer or employee of the Company, except Mr. Billig, who is Chairman of the Board. The Committee passes on all material issues relating to executive compensation.

     The philosophy of the Committee as it relates to executive compensation is that the Chief Executive Officer ("CEO") and other executive officers should be compensated at competitive levels sufficient to attract, motivate and retain talented executives who are capable of leading the Company in achieving their business objectives in an industry facing increasing competition and change.

     Annual compensation for the Company's senior management consists of base salary and, when appropriate, bonus compensation. Salary levels of Company executives are reviewed and are normally adjusted annually, and any bonuses are normally awarded annually. In determining appropriate salaries, the Committee considers: (1) The CEO's recommendations as to compensation for all other executive officers; (2) the scope of responsibility, experience, time and position and individual performance of each officer, including the CEO; and (3) compensation levels of other companies in the industry. The Committee's analysis is a subjective process which utilizes no specific weights or formulas of the aforementioned factors in determining executive's base salaries.

     The Committee considers bonus compensation to be its primary motivational method for encouraging and rewarding outstanding individual performance, especially for the Company's senior management and overall performance by the Company. Awards under the Company's bonus plan are granted by the Committee based primarily upon: (1) performance of the Company, (2) performance of the individual and (3) recommendation of the CEO. The purpose of the bonus plan is to provide a special incentive to maximize his or her individual performance and the overall performance of the Company.

     In determining the total compensation package for the CEO for 1998, the Committee considered all of the factors discussed above. Additionally, the Committee considered the Company's profitability, the success of the Company's facilities in surpassing their objectives, the extent and timing of the additions to the Company during the year, the quality and efficiency of the Company's staff, and certain other factors relating to the Company's performance.

                                          Members of the Compensation Committee:

                                                       Erwin H. Billig, Chairman
                                                              Edward J. Campbell
                                                          Richard M. Cashin, Jr.
                                                                 Albert J. Febbo
                                                                Anthony L. Soave

                               PERFORMANCE GRAPH

     The following performance graph compares cumulative total return for Company Common Stockholders over the past five years against the cumulative total return of the Standard & Poor's Diversified Machinery Group Index, and against the Standard & Poor's 500 Stock Index. The graph depicts the value on December 31, 1998, of a $100 investment made on December 31, 1993, in Company Common Stock and each of the other two indices, with all dividends reinvested. The Company's Common Stock is currently traded on the New York Stock Exchange under the symbol of TWI.

                                                                            S&P MACHINERY DIVERSIFIED     STANDARD & POOR'S 500
                                                TITAN INTERNATIONAL, INC.       INDUSTRIALS INDEX              STOCK INDEX
                                                -------------------------   -------------------------     ---------------------
'12/31/93'                                               100.00                      100.00                      100.00
'12/31/94'                                               108.80                       95.60                       98.50
'12/31/95'                                               143.40                      115.40                      132.00
'12/31/96'                                               112.50                      141.00                      158.80
'12/31/97'                                               175.90                      183.40                      208.00
'12/31/98'                                                83.80                      149.90                      263.50

         -------------------------------------------------------------------------------------------------------------------
                                                         12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
         -------------------------------------------------------------------------------------------------------------------
          Titan International, Inc.                       100.0      108.8      143.4      112.5      175.9       83.8
         -------------------------------------------------------------------------------------------------------------------
          S&P Machinery Diversified Industrials Index     100.0       95.6      115.4      141.0      183.4      149.9
         -------------------------------------------------------------------------------------------------------------------
          Standard & Poor's 500 Stock Index               100.0       98.5      132.0      158.8      208.0      263.5
         -------------------------------------------------------------------------------------------------------------------

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the directors and executive officers of the Company and the persons who own more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and to the New York Stock Exchange. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any late filings during 1998. To the Company's knowledge, based solely on its review of the copies of such reports required to be furnished to the Company during 1998, all of these reports were timely filed.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of December 31, 1998 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director and nominee for director, (iii) each of the named executive officers and (iv) all directors and executive officers as a group.

                                                              SHARES BENEFICIALLY OWNED
                                                              --------------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER               NUMBER(A)        PERCENT
            ------------------------------------               ---------        -------
MascoTech, Inc. ............................................   3,315,852         15.8%
  21001 Van Born Road
  Taylor, MI 48180
Mellon Bank Corporation.....................................   2,064,236(c)       9.9%
  One Mellon Bank Center
  500 Grant Street
  Pittsburgh, PA 15258
399 Venture Partners, Inc. .................................   2,031,112(c)       9.7%
  399 Park Avenue
  New York, NY 10043
Maurice M. Taylor, Jr. .....................................   1,972,702(b)       9.4%
  2701 Spruce St.
  Quincy, IL 62301
Thomson Horstmann & Bryant, Inc. ...........................   1,154,050(c)       5.5%
  Park 80 West, Plaza One
  Saddle Brook, NJ 07663
Anthony L. Soave............................................     112,450             *
Erwin H. Billig.............................................      87,750             *
Richard M. Cashin, Jr. .....................................      83,179             *
Albert J. Febbo.............................................      42,750             *
Michael R. Samide...........................................      41,152             *
Edward J. Campbell..........................................      29,250             *
Cheri T. Holley.............................................       6,402             *
Kent W. Hackamack...........................................       5,778             *
Gary L. Carlson.............................................         100             *
All named executives, officers and directors as a group (10
  persons)..................................................   2,381,513         11.4%

-------------------------
 *  Less than one percent.

(a) Except for voting powers held jointly with a person's spouse, represents sole voting and investment power unless otherwise indicated. Includes shares subject to options exercisable within 60 days after December 31, 1998 as follows: Mr. Taylor, 138,524 shares; Mr. Billig, 42,750 shares; Mr. Soave, 42,750 shares; Mr. Cashin, 42,750 shares; Mr. Febbo, 42,750 shares; Mr. Samide, 41,152 shares; Mr. Campbell, 27,000 shares; Ms. Holley, 6,402 shares; Mr. Hackamack, 5,778 shares; all officers and directors as a group, 389,856 shares.

(b) Includes 1,154,000 shares held jointly by Mr. Taylor and his wife as to which they share voting and dispositive power. Includes 580,178 shares held by Mr. Taylor as to which he has sole voting and dispositive power. Also includes 100,000 shares held jointly by the Maurice and Michelle Taylor Foundation as to which they share voting and dispositive power.

(c) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.

                           RELATED PARTY TRANSACTIONS

     The Company sells products and pays commissions to companies controlled by persons related to the Chief Executive Officer of the Company. During 1996, 1997 and 1998, sales of Titan product to these companies were approximately $5.0 million, $8.3 million and $11.5 million, respectively. On sales referred to Titan from these manufacturing representative companies, commissions were paid in the amount of approximately $1.0 million, $1.1 million and $1.1 million for 1996, 1997 and 1998, respectively. These sales and commissions were made in the ordinary course of business and were made on terms no less favorable to Titan than comparable sales and commissions to unaffiliated third parties.

                              STOCKHOLDER PROPOSAL

     Any proposal to be presented at next year's Annual Meeting of Stockholders must be received at the principal executive offices of the Company no later than December 9, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such Annual Meeting of Stockholders. Any such proposals must comply in all respects with the rules and regulation of the Securities and Exchange Commission relating to stockholder proposals, and it is suggested that proponents of any proposals submit such proposals to the Company sufficiently in advance of the deadline by Certified Mail-Return Receipt Requested. In the event that the Company receives notice of a stockholder proposal on or before February 22, 2000, then, the Company will advise on the nature of the matter in its proxy statement for next year's Annual Meeting and how the named proxyholders intend to vote the shares for which they have received discretionary authority, such proxyholders may exercise discretionary authority with respect to such proposal.

                               PROXY SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile transmission or telegraph, by directors, officers or regular employees of the Company, without additional compensation. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of the Company's Common Stock held of record by such persons, and will be reimbursed by the Company for expenses incurred herewith.

                                             By Order of the Board of Directors,

April 7, 1999                                                    CHERI T. HOLLEY
                                                                       Secretary

                                     NOTES

                                     NOTES

                        (PAGE INTENTIONALLY LEFT BLANK)

            DIRECTIONS TO WYNDHAM GARDEN HOTEL -- CONFERENCE CENTER
                                      MAP
  The Wyndham Garden Hotel is located at Detroit Metropolitan Airport off the
                       Merriman Road exit (#198) on I-94.

PROXY                                                                      PROXY

                           TITAN INTERNATIONAL, INC.
          PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING
                  THURSDAY, MAY 20, 1999, 11 A.M. EASTERN TIME
                      WYNDHAM GARDENS, 8600 MERRIMAN ROAD
                               ROMULUS, MI 48174

     The undersigned hereby constitutes and appoints Maurice M. Taylor, Jr., Cheri T. Holley, and each of them, attorneys with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of Common Stock of the undersigned in TITAN INTERNATIONAL, INC., at the Annual Meeting of Stockholders to be held on Thursday, May 20, 1999 and at any adjournments thereof and on all matters properly coming before the meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED BELOW OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ITEMS 1, 2 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENVELOPE
                                    PROVIDED.

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------

                           TITAN INTERNATIONAL, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [ ]

[                                                                              ]

The Board of Directors recommends a vote FOR Items 1 and 2.
1.  ELECTION OF DIRECTORS -                                      FOR ALL    WITHHOLD    FOR ALL (Except Nominee(s) whose names are
    Nominees for Election as Class II Director to serve until      [ ]        [ ]         [ ]    written on the line below)
    2002 Annual Meeting:
    Richard M. Cashin, Jr., Albert J. Febbo,                                      --------------------------------------------------
    and Mitchell I. Quain                                                     2.  To ratify the selection of   FOR  AGAINST  ABSTAIN
                                                                                  PricewaterhouseCoopers LLP,  [ ]    [ ]      [ ]
                                                                                  as the Independent auditors
                                                                                  for 1999

                                                                                  *In their discretion, the proxy holders are
                                                                                  authorized to vote upon such other business
                                                                                  as may properly come before the meeting.


                                                                                               Dated:                      , 1999
                                                                                                     ---------------------


                                                                                  --------------------------------------------------
                                                                                  Signature

                                                                                  --------------------------------------------------
                                                                                  Signature

                                                                                  (This proxy must be signed exactly as the name
                                                                                  appears hereon.  If acting as attorney, executor,
                                                                                  or trustee, or in corporate or representative
                                                                                  capacity, please sign name and title.)



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